FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 10, 1996
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




   0-18294                        California                      94-3087630
- -------------                   ---------------                 --------------
(Registration                   (State or Other                 (IRS Employer
    File                        Jurisdiction of                 Identification
   Number)                       Incorporation)                    Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The Registrant was organized to acquire, hold for investment, manage, and ultimately sell income-producing real properties and investments in securities. In the normal course of its business, the registrant sold the Pearle Express Store located in Orland Park, Illinois on July 10, 1996.

TERMS OF ORIGINAL ACQUISITION

On November 29, 1989 the Registrant acquired the Pearle Express Store in Orland Park, Illinois for $1,256,000 including acquisition fees and other miscellaneous closing costs.


TERMS OF DISPOSITION AND FINANCING

The Registrant sold the Pearle Express Store on July 10, 1996. The net sales price was $1,069,000. After payment of estimated expenses of sale, the proceeds to the Registrant are approximately $991,000.


CARRYING AMOUNT AT DATE OF SALE

At the date of sale, the carrying amount of the land and improvements was approximately $1,034,000 for financial statement purposes. The carrying amount was approximately $1,090,000 for tax reporting purposes.

LOSS ON SALE

Under the accrual method of accounting, the estimated loss to be recognized in the third quarter of 1996 from the sale of the Pearle Express Store is approximately $43,000. Under the tax method of accounting, the estimated loss is approximately $99,000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

(a)      Financial statements
         Not applicable.

(b)      Pro Forma Financial Information
         Historical financial information and Pro Forma financial information relating to the sale of the Pearle Express Store are included in this Form 8-K.

(c)      Exhibits.
         Upon their receipt, Registrant will amend its Form 8-K to include the disposition documents for Pearle Express Store.

                        METRIC INCOME TRUST SERIES, INC.
                            a California Corporation

                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                 March 31, 1996




                                                                                       Pro Forma        Pro Forma
                                                                                      Adjustments      Adjustments       Pro Forma
                                                                     Historical        (Note 1)         (Note 2)         (Note 3)
                                                                    ------------     ------------     ------------     ------------
ASSETS

Cash and Cash Equivalents                                           $    929,000     $  4,601,000     $    991,000     $  6,521,000
Accounts and Interest Receivable                                         505,000                0          (32,000)         473,000
Investment in Mortgage-Backed Securities - Net                         8,178,000                0                0        8,178,000

Rental Properties                                                     30,889,000                0       (1,256,000)      29,633,000
Accumulated Depreciation                                              (2,919,000)               0          213,000       (2,706,000)
                                                                    ------------     ------------     ------------     ------------

     Properties and Improvements - Net                                27,970,000                0       (1,043,000)      26,927,000

Real Estate Held for Sale                                              4,135,000       (4,135,000)               0                0
Prepaid and Other Assets                                                   5,000          108,000                0          113,000
                                                                    ------------     ------------     ------------     ------------

     Total Assets                                                   $ 41,722,000     $    574,000     ($    84,000)    $ 42,212,000
                                                                    ============     ============     ============     ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities

Dividends Payable                                                   $  1,264,000     $          0     $          0     $  1,264,000
Payable to Sponsor and Affiliates                                         83,000                0                0           83,000
Other Accounts Payable and Accrued Liabilities                           203,000                0          (32,000)         171,000
                                                                    ------------     ------------     ------------     ------------

     Total Liabilities                                                 1,550,000                0          (32,000)       1,518,000
                                                                    ------------     ------------     ------------     ------------

Shareholders' Equity

Common Stock - no par value, stated at $0.001, 12,250,000 shares
     authorized and 6,321,641 shares issued and outstanding                6,000                0                0            6,000
Additional Paid-in Capital                                            55,200,000                0                0       55,200,000
Accumulated Dividends in Excess of Net Income                        (15,219,000)         574,000          (52,000)     (14,697,000)
Unrealized Holding Gain on Investment
     in Mortgage-Backed Securities - Net                                 185,000                0                0          185,000
                                                                    ------------     ------------     ------------     ------------

     Total Shareholders' Equity                                       40,172,000          574,000          (52,000)      40,694,000
                                                                    ------------     ------------     ------------     ------------

     Total Liabilities and Shareholders' Equity                     $ 41,722,000     $    574,000     ($    84,000)    $ 42,212,000
                                                                    ============     ============     ============     ============

                        METRIC INCOME TRUST SERIES, INC.
                            a California Corporation

           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      For the Year Ended December 31, 1995




                                                                     Pro Forma       Pro Forma
                                                                    Adjustments     Adjustments      Pro Forma
                                                     Historical      (Note 1)        (Note 2)        (Note 3)
                                                     ----------     ----------      ----------      ----------

Revenues:

Lease income                                         $4,300,000     ($ 524,000)     ($ 136,000)     $3,640,000
Interest on mortgage-backed securities                  702,000              0               0         702,000
Interest and other income                               138,000         86,000          18,000         242,000
Gain on sale of mortgage-backed securities - net         16,000              0               0          16,000
                                                     ----------     ----------      ----------      ----------

     Total Revenues                                   5,156,000       (438,000)       (118,000)      4,600,000
                                                     ----------     ----------      ----------      ----------

Expenses (including $454,000 paid or payable to advisor and affiliates in 1995):

Depreciation                                            652,000       (101,000)        (33,000)        518,000
General and administrative                              700,000              0               0         700,000
                                                     ----------     ----------      ----------      ----------

     Total Expenses                                   1,352,000       (101,000)        (33,000)      1,218,000
                                                     ----------     ----------      ----------      ----------

Income before Gain on Sale of Property                3,804,000       (337,000)        (85,000)      3,382,000

Gain on Sale of Property                                126,000              0               0         126,000
                                                     ----------     ----------      ----------      ----------

Net Income                                           $3,930,000     ($ 337,000)     ($  85,000)     $3,508,000
                                                     ==========     ==========      ==========      ==========

Net Income per Share

Income before gain on sale of property               $     0.60     ($    0.05)     ($    0.01)     $     0.54
Gain on sale of property                                   0.02              0               0            0.02
                                                     ----------     ----------      ----------      ----------

     Net Income per Share                            $     0.62     ($    0.05)     ($    0.01)     $     0.56
                                                     ==========     ==========      ==========      ==========

Dividends per Share                                  $     1.26     $     0.64      $     0.14      $     2.04
                                                     ==========     ==========      ==========      ==========

                        METRIC INCOME TRUST SERIES, INC.
                            a California Corporation

           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                    For the Three Months Ended March 31, 1996




                                                           Pro Forma       Pro Forma
                                                          Adjustments     Adjustments      Pro Forma
                                           Historical      (Note 1)        (Note 2)        (Note 3)
                                           ----------     ----------      ----------      ----------

Revenues:

Lease income                               $1,126,000     ($ 147,000)     ($  33,000)     $  946,000
Interest on mortgage-backed securities        168,000              0               0         168,000
Interest and other income                       7,000         58,000          12,000          77,000
                                           ----------     ----------      ----------      ----------

     Total Revenues                         1,301,000        (89,000)        (21,000)      1,191,000
                                           ----------     ----------      ----------      ----------

Expenses:

Depreciation                                  135,000              0          (8,000)        127,000
General and administrative                    174,000              0               0         174,000
                                           ----------     ----------      ----------      ----------

     Total Expenses                           309,000              0          (8,000)        301,000
                                           ----------     ----------      ----------      ----------

Net Income                                 $  992,000     ($  89,000)     ($  13,000)     $  890,000
                                           ==========     ==========      ==========      ==========

Net Income per Share                       $     0.16     ($    0.01)     ($    0.00)     $     0.15
                                           ==========     ==========      ==========      ==========

Dividends per Share                        $     0.20     $     0.70      $     0.15      $     1.05
                                           ==========     ==========      ==========      ==========


Basis of Presentation

Note 1.

  See Form 8-K dated June 25, 1996 filed on July 9, 1996 regarding the sale of the Sam's Club located in Menomonee Falls, Wisconsin.

Note 2.

  The Registrant sold the Pearle Express Store located in Orland Park, Illinois (the "Property") on July 10, 1996. Accounts related to the Property have been eliminated and interest income has been added assuming that the net proceeds from the sale were invested at 5% per annum until the net proceeds from the sale were distributed as presented by the pro forma adjustments. See Note 3 below.

Note 3.

  The unaudited consolidated statements present the pro forma balance sheet at March 31, 1996, had the Registrant sold the Sam's Club and the Property on March 31, 1996, and the pro forma statements of operations for the year ended December 31, 1995 and for the three months ended March 31, 1996, had the Registrant sold the Sam's Club and the Property at December 31, 1994 and December 31, 1995, respectively. The unaudited consolidated statements also present the historical figures previously reported in the appropriate Form 10-K and 10-Q reports.

  No provision for Federal and state income taxes has been made in the historical or pro forma consolidated financial statements because the Registrant qualifies as a REIT and had distributed amounts in excess of its taxable income for the respective periods.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        METRIC INCOME TRUST SERIES, INC.,
                            a California Corporation


                            By:    /s/ Margot M. Giusti
                                   --------------------
                                   Margot M. Giusti
                                   Chief Financial Officer


                            Date:  July 25, 1996
                                   -------------